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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

               (ASDEPOSITOR UNDER THE TRUST AGREEMENT, DATED AS OF
             DECEMBER 30, 1996, PROVIDING FOR THE ISSUANCE OF TRUST
                          CERTIFICATES, SERIES 1996-6)



                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       333-14225                13-3439681
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

Seven World Trade Center
New York, New York                           10048
(Address of Principal                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635
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                                       -2-


Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pools

         As of the date hereof Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 eleven Prospectus Supplements to its Prospectus dated October 18, 1996 in connection with the Depositor's issuance of a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1996-6 (the "Trust Certificates") to be issued pursuant to a trust agreement, dated December 30, 1996, between Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), and Bankers Trust Company, as trustee. The Trust Certificates consist of thirty-one classes. The Trust Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting primarily of senior mortgage pass-through certificates (the "Underlying Certificates"). The Underlying Certificates represent a partial, senior interest in twelve separate trust funds consisting primarily of twelve separate pools of residential mortgage loans having original terms to maturity of up to 30 years. The Underlying Certificates have an aggregate principal balance as of December 30, 1996 of approximately $257,477,671.00. The Trust Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor pursuant to an underwriting agreement dated December 30, 1996, between the Depositor and Salomon.

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has provided certain prospective purchasers of Trust Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Trust Certificates and terms of certain classes of Trust Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Trust Certificates under certain assumptions and scenarios.




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                                       -3-



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


                         Item 601(a) of
                         Regulation S-K
      Exhibit No.        Exhibit No.             Description
      -----------        -----------             -----------

          1                  99                  Computational Materials (as
                                                 defined in Item 5) that have
                                                 been provided by Salomon
                                                 Brothers Inc to certain
                                                 prospective purchasers of
                                                 Salomon Brothers Mortgage
                                                 Securities VII, Inc., Trust
                                                 Certificates, Series 1996-6





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SALOMON BROTHERS MORTGAGE
                                    SECURITIES VII, INC.


                                    By:       /s/ Gregory P. Petroski
                                       ---------------------------------
                                              Gregory P. Petroski
                                              Assistant Vice President

Dated:  December 30, 1996



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                                INDEX TO EXHIBITS
                                -----------------


                   Item 601 (a) of           Sequentially
     Exhibit       Regulation S-K            Numbered
     Number        Exhibit No.               Description                   Page
     ------        -----------               -----------                   ----

     1                  99                   Computational Materials       P